John Hancock Investment Trust

Supplement dated November 15, 2016 to the current summary prospectus, as may be supplemented

John Hancock Seaport Fund (the fund)

The following information supplements the portfolio manager information in the summary prospectus under the heading “Portfolio management”:

Effective January 1, 2017 (the effective date), Michael T. Carmen, CFA, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Carmen as a portfolio manager of the fund will be removed from the summary prospectus. Messrs. Nicholas C. Adams, Steven C. Angeli, CFA, John F. Averill, CFA, Robert L. Deresiewicz, Bruce L. Glazer, Andrew R. Heiskell, Mark T. Lynch, Kirk J. Mayer, CFA and Keith E. White, and Mses. Jennifer N. Berg, CFA, Ann C. Gallo and Jean M. Hynes, CFA, will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.